UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (date of earliest event reported): December 10, 2001
      --------------------------------------------------------------------

                            BEACON POWER CORPORATION
                            ------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


                 000-31973                      04-3372365
          -------------------------------------------------------------
          (Commission file number) (IRS Employer Identification Number)


               234 Ballardvale Street, Wilmington, MA 01887-1032
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 978-694-9121
        ----------------------------------------------------------------

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

     Exhibit                        Exhibit Title
     -------                        -------------

     Exhibit 99                     Press Release dated September 10, 2001


Item 9.  Regulation FD Disclosure.
         -------------------------

   Pursuant to Form 8-K, General Instructions F, Beacon Power Corporation hereby incorporates by reference the press release attached hereto as Exhibit 99.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, Beacon Power Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BEACON POWER CORPORATION
                                   Registrant



                                   By:     /s/ F. William Capp
                                          -------------------------------------
                                          F. William Capp
                                          President and Chief Executive Officer

Dated:  December 10, 2001

                                                    Exhibit 99

                                             Contact:  Tom Nealon
                                             Beacon Power Corporation
                                             978-694-9121
                                             nealon@beaconpower.com


              BEACON POWER NAMES F. WILLIAM CAPP PRESIDENT AND CEO

   Seasoned Product and Manufacturing Executive to Lead Commercialization of
                       Company's Flywheel Energy Systems

Wilmington, Mass. - December 10, 2001 - Beacon Power Corporation (Nasdaq: BCON), a leading manufacturer of flywheel energy storage systems that provide highly reliable, high-quality uninterruptible power, today announced the appointment of
F. William (Bill) Capp as president and chief executive officer.

Capp joins Beacon Power with more than three decades of diversified experience in developing and manufacturing commercial power products such as large diesel-driven equipment, compressors and generators as well as automotive systems for major manufacturers. Capp succeeds William E. Stanton, who is leaving to begin his own energy consulting business with Beacon Power as one of his first clients. These changes are effective immediately.

"Bill Capp is ideally suited to lead Beacon Power's transition from a development stage company to full commercialization," stated Stanton. "His expertise includes managing in diversified engineering and manufacturing environments, coupled with a strong marketing, quality and product development background, profit and loss responsibility for hundred million dollar revenue businesses, as well as playing key roles in successful new product introductions and establishing strategic partnerships."

Most recently, he was with Bracknell Corporation, where he served as president of the Telecommunications Services Group. Earlier Capp served as president of York International's Northfield division and vice president and general manager of the Centrifugal Compressor Division of Ingersoll-Rand. He was vice president-technology of The Torrington Company, also a subsidiary of Ingersoll-Rand. He joined Ingersoll-Rand's construction equipment group after starting his career with Ford Motor Company. Capp holds a BS in Aeronautical Engineering from Purdue University and an MS in Mechanical Engineering and an MBA from the University of Michigan.

"I am very excited to be joining a premier flywheel energy company with strong technologies and great market opportunities," said Capp. "Much of my background has included marrying technology and commerce. In the months ahead, I will be unveiling an updated business strategy that will leverage Bill Stanton's contributions and move the company aggressively toward full commercialization of its leading-edge energy storage technology. We will continue to focus on expanding the applications for both our low-power, long duration 6 kilowatt-hour flywheel systems and on our 250kW flywheel systems for shorter periods of time. At the same time, I will be concentrating efforts on reducing our manufacturing process costs. Bill Stanton will be working through the transition to support our marketing efforts."


About Beacon Power Corporation:

Beacon Power Corporation designs, manufactures, and markets advanced flywheel technology products that provide reliable electric power required by the information economy. Beacon Power Corporation is the only company to have developed a flywheel made from proprietary composite materials that can store and deliver the energy needed for long-duration backup of remote communications sites. Beacon Power Corporation is initially targeting this $4 billion communications segment of the $12 billion power quality and reliability market with products that offer significant advantages over environmentally hazardous lead-acid battery back-up power systems, including higher reliability, longer life, reduced maintenance, quicker recharging, remote monitoring and environmental friendliness.

For more information, please contact Tom Nealon, Director of Investor Relations at Beacon Power Corporation, 978.694.9121; fax 978.694.9127; email nealon@beaconpower.com; or write to 234 Ballardvale Street, Wilmington, MA 01887. Visit Beacon Power on the Internet at www.beaconpower.com

Safe Harbor Statements under the Private Securities Litigation Reform Act of 1995: Material contained in this press release may include statements, which are not historical facts and are considered "forward-looking" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect Beacon Power Corporation's current views about future events and financial performances. These forward-looking statements are identified by the use of terms and phrases such as "believe," "expect," "plan," "anticipate," and similar expressions identifying forward-looking statements and include statements relating to William Capp's management of Beacon Power Corporation's transition to full commercialization of its flywheel energy storage technology. Investors should not rely on forward-looking statements because they are subject to a variety of risks, uncertainties, and other factors that could cause actual results to differ materially from Beacon Power Corporation's expectation, and Beacon Power Corporation expressly does not undertake any duty to update forward-looking statements. These factors include Beacon Power Corporation's performance under William Capp's management; Beacon Power Corporations short operating history, its history of losses and anticipated continued losses from operations, its limited experience manufacturing Flywheel Energy Storage Systems on a commercial basis including the fact that no commercial contracts have been executed to date, the dependence of Beacon Power Corporation's sales on the achievement of product development and commercialization milestones, the adverse effect of the uncertainty of the political and economic climate of any foreign countries into which Beacon Power Corporation sells, including the uncertainty of enforcing contracts in those countries and the potential substantial fluctuation in currency exchange rates, significant technological challenges including the risk of successfully developing the 2kWh and 6kWh Flywheel Energy Storage Systems as well as the commercial viability of each of these flywheel products, Beacon Power Corporation's dependence on third-party suppliers for key component parts, intense competition from companies with greater financial resources than Beacon Power Corporation, the risk that government regulation may impede Beacon Power Corporation's ability to market its products, possible product liability claims that may or may not result from safety failures of Beacon Power Corporation's flywheels and the negative publicity which could result, any failure to protect Beacon Power Corporation's intellectual property, any failure to hire and retain key executives, the lack of availability of additional financing, the recent volatility in the stock price of companies operating in the same sector as Beacon Power Corporation, control by Beacon Power Corporation's controlling shareholders and the limited ability of other investors to influence the outcome of matters requiring shareholder approval, conditions in the communications industry that comprises Beacon Power Corporation's initial target market, but are not limited to, factors detailed from time to time in Beacon Power Corporation's filings with the Securities and Exchange Commission.


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